SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2004

United PanAm Financial Corp.

(Exact name of registrant as specified in its charter)

California	33-0633413
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-24051

3990 Westerly Place, Suite 200

Newport Beach, California 92660

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 224-1917

Item 5. Other Events.

On June 28, 2004, United PanAm Financial Corp. (the “Registrant”) filed an application to withdraw its Registration Statement on Form S-3 (File No. 333-110478) and all exhibits thereto filed with the Securities and Exchange Commission (“SEC”) on November 13, 2003.

Certain agreements, which are currently in effect, were filed as exhibits to the Registration Statement and were withdrawn from filing with the SEC. The Company desires to file the agreements that are in effect. Accordingly, attached as Exhibits 2.1, 4.1 and 4.2 and incorporated herein by reference to this Form 8-K, is a copy of the Registrant’s Agreement and Plan of Merger dated November 11, 2003, a Registration Rights Agreement dated November 11, 2003 and an Amendment of Agreement and Assignment of Registration Rights dated March 9, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger dated November 11, 2003 by and among United PanAm Financial Corp., BVG West Corp and Guillermo Bron.

4.1	Registration Rights Agreement dated November 11, 2003 between United PanAm Financial Corp. and PAFLP Liquidating Trust.

4.2	Amendment of Agreement and Assignment of Registration Rights dated March 9, 2004 by and among United PanAm Financial Corp., BVG West Corp., Pan American Financial, L.P. and PAFLP Liquidating Trust.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PANAM FINANCIAL CORP.

Date: June 28, 2004	By	/s/Ray C. Thousand
Ray C. Thousand
President and Chief Operating Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger dated November 11, 2003 by and among United PanAm Financial Corp., BVG West Corp. and Guillermo Bron.

4.1	Registration Rights Agreement dated November 11, 2003 by and between United PanAm Financial Corp. and PAFLP Liquidating Trust.

4.2	Amendment of Agreement and Assignment of Registration Rights dated March 9, 2004 by and among United PanAm Financial Corp., BVG West Corp., Pan American Financial, L.P. and PAFLP Liquidating Trust.

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